SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   /x/
Filed by a Party other than the Registrant  /  /

Check the appropriate box:

/  /         Preliminary Proxy Statement

/  /         Confidential, for use of the Commission only (as permitted by
             Rule 14a-6(e)(2))

/X /          Definitive Proxy Statement

/  /         Definitive Additional Materials

/  /         Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule
             240.14a-12

                          ACRODYNE COMMUNICATIONS, INC.
                (Name of Registrant as Specified in Its Charter)

                    A. ROBERT MANCUSO, CHAIRMAN AND PRESIDENT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X /       No fee required.

/  /       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

           1) Title of each class of securities to which transaction applies:

           2)   Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           4)   Proposed maximum aggregate value of transaction:

           5)   Total fee paid:

/  /       Fee paid previously with preliminary materials.

/  /       Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:

           2)   Form, Schedule or Registration Statement No.:

           3)   Filing Party:

           4)   Date Filed:

                          ACRODYNE COMMUNICATIONS, INC.
                             516 TOWNSHIP LINE ROAD
                               BLUE BELL, PA 19422

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                  JUNE 8, 1998

     The 1998 Annual Meeting of Shareholders (the "Meeting") of Acrodyne Communications, Inc. (the "Company"), will be held at the Company's offices at 516 Township Line Road, Blue Bell, PA 19422 on June 8, 1998 at 10:00 A.M., local time, for the following purpose:

     To consider and vote on proposals providing for the following matters:

(1) Election of five Directors of the Company to serve for the ensuing year and until their successors are elected.

(2)  Ratification of Price Waterhouse LLP as auditors of the Company.

(3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The record date for determining shareholders of record eligible to vote at the Meeting is April 30, 1998.

                                   By Order of the Board of Directors

                                   Martin J. Hermann, Secretary

May 11, 1998

     Shareholders are invited to attend the meeting in person.

SHAREHOLDERS CAN HELP MANAGEMENT AVOID UNNECESSARY EXPENSE AND DELAYS BY PROMPTLY RETURNING THE ENCLOSED PROXY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. THEREFORE, PLEASE FILL OUT, DATE, SIGN AND RETURN THE PROXY IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.

                          ACRODYNE COMMUNICATIONS, INC.
                             516 TOWNSHIP LINE ROAD
                               BLUE BELL, PA 19422
                           ---------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 8, 1998

     The enclosed proxy is solicited by the Board of Directors of Acrodyne Communications, Inc. (the "Company") for use at the 1998 Annual Meeting of Shareholders (the "Meeting") to be held at the Company's principal executive offices, Acrodyne Communications, Inc., 516 Township Line Road, Blue Bell, PA 19422, on June 8, 1998 at 10:00 A.M., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. Solicitation of proxies will be made by mail, telephone and, to the extent necessary, personal interviews. Proxies may be solicited by officers and employees of the Company without additional compensation to them. All expenses incident to the preparation of proxy material and solicitation of proxies are to be paid by the Company. It is anticipated that on or about May 11, 1998 this proxy statement and the enclosed form of proxy will be mailed to shareholders. The Annual Report to Shareholders for the fiscal year ended December 31, 1997 accompanies this proxy statement.

     The persons (the "Proxies") named in the accompanying proxy have advised the Company of their intention, if no contrary instructions are given, to vote the shares represented by the proxies received by them:

(i) FOR the election as directors of the Company of those persons designated as the Board of Directors nominees;

(ii) FOR ratification of Price Warehouse LLP as auditors of the Company;  and in accordance with their best judgment on any other matters which may come before the Meeting. At this time, management knows of no other matters which are expected to come before the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is voted at the Meeting by notice in writing to the Secretary of the Company, or by attending the Meeting and voting in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a proxy.

     RECORD DATE AND SHARE OWNERSHIP

     The Board of Directors (the "Board") of the Company has fixed the close of business on April 30, 1998 as the record date (the "Record Date") for the determination of the shareholders entitled to receive notice of, and to vote at, the Meeting. The only outstanding classes of stock of the Company are (i) its Common Stock, par value $.01 per share (the "Common Stock"), and (ii) its 8% Convertible Redeemable Preferred Stock, par value $1.00 per share (the "8% Preferred Stock").

On the Record Date, there were 5,318,270 shares issued and outstanding of the Common Stock, and 6,500 shares issued and outstanding of the 8% Preferred Stock.

     VOTING

     The Common Stock and the 8% Preferred Stock are the only securities of the Company entitled to vote at the Meeting. At the Meeting, each share of Common Stock is entitled to one vote and each share of 8% Preferred Stock is entitled to 25 votes. There are no cumulative voting rights with respect to the Common Stock or the 8% Preferred Stock.

     QUORUM

     The presence at the Meeting of the holders of a majority of the shares of stock outstanding on the Record Date, in person or by proxy, constitutes a quorum for the transaction of business by such holders at the Meeting.

     OTHER PROPOSALS

     The Board does not know of any matter other than the foregoing that is expected to be presented for consideration at the Meeting. However, if other matters properly come before the Meeting, the Proxies intend to vote thereon in accordance with their best judgment.

                       PROPOSAL I - ELECTION OF DIRECTORS

     At the Meeting, five directors, who will constitute the entire Board, are to be elected to serve until the next annual meeting of stockholders and until their successors shall be elected and shall qualify. All nominees have consented to being named herein and have agreed to serve if elected. Should any of said nominees not remain a candidate at the time of the Meeting (a situation which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for substitutes nominated by the Board.

     Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting.

     The nominees of the Board of Directors are listed below, with certain information about each of them:

                                   POSITION WITH                   SERVED AS
   NAME                   AGE      COMPANY                      DIRECTOR SINCE

A. Robert Mancuso.......   60      Chairman of the Board,              May 1991
                                   President and Chief
                                   Executive Officer of the
                                   Company and Acrodyne
                                   Industries, Inc.

Martin J. Hermann.......   60      Director, Secretary and             May 1991
                                   General Counsel of the
                                   Company

Daniel D. Traynor.......   55      Director of the Company         October 1994
                                   and Vice President and
                                   General Manager of
                                   Acrodyne Industries, Inc.

Brian N. Byrnes.........   56      Director Nominee of the            (Nominee)
                                   Company

Robert F. Raucci........   43      Director of the Company         January 1998


     Proxies will be voted FOR the election of all of the above named nominees unless the shareholders indicate that the proxy shall not be voted for all or any one of the nominees. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The following table sets forth certain information about the executive officers and directors of the Company. All officers and directors hold office until their respective successors are elected and qualified, or until their earlier resignation or removal.

NAME                              AGE             POSITION

A. Robert Mancuso...............   60          Chairman of the Board,
                                               President and Chief
                                               Executive Officer of the
                                               Company and Acrodyne
                                               Industries, Inc.

Martin J. Hermann ...............  60          Director, Secretary and
                                               General Counsel of the Company

Daniel D. Traynor................  55          Director of the Company and
                                               Vice President and General
                                               Manager of Acrodyne Industries,
                                               Inc.

Dr. Timothy P. Hulick............  56          Vice President - Engineering
                                               of Acrodyne Industries, Inc.

Robert F. Raucci.................  43          Director of the Company

Brian N. Byrnes..................  56          Director Nominee of the Company

Ronald R. Lanchoney..............  51          Chief Financial Officer of
                                               the Company

     A. ROBERT MANCUSO has been Chairman of the Board, President and Chief Executive Officer of the Company since its inception in May 1991. Mr. Mancuso has also served as President and Chief Executive Officer of Acrodyne Industries, Inc., a wholly-owned subsidiary of the Company ("Acrodyne"), since its acquisition by the Company in October 1994. From July 1991 to October 1994, he was also president of R.M. Hudson Co., Inc., financial consultants for mergers and acquisitions. From January 1987 to June 1991, he served as vice president of Reichhold Chemicals, a specialty chemical company. From January 1987 to June 1991, he also served as president of RBH Dispersions, another specialty chemical company. From July 1986 to December 1989, he was senior vice president of Polychrome Corporation, a manufacturer of film and printing plates for the ink industry, and president and chief executive officer of Polychrome Chemicals, a specialty chemical manufacturer. Reichhold Chemicals, RBH Dispersions, Polychrome Corporation and Polychrome Chemicals are owned by Dainippon Ink & Chemicals, Inc., a Japanese chemical conglomerate. Prior to joining the Polychrome companies in 1986, Mr. Mancuso was employed by Union Carbide Corporation for 26 years.

     MARTIN J. HERMANN has served as a Director, Secretary and General Counsel of the Company since its inception in May 1991. Mr. Hermann has been engaged in the private practice of law since 1963.

     DANIEL D. TRAYNOR has been employed by Acrodyne since 1970. He has been its Vice President since 1985 and General Manager since 1990. Mr. Traynor has responsibility for the overall day-to-day management of Acrodyne, including supervision of production, sales and marketing. Prior to 1970, he held engineering and management positions with American Electronics Laboratories. Mr. Traynor has served as a Director of the Company since October 1994.

     DR. TIMOTHY P. HULICK has been Vice President - Engineering of Acrodyne since 1985, with responsibility for product concept, design and development, as well as final test and field service. Dr. Hulick authored seven (7) Acrodyne United States patents for the digital amplitude modulator design concept. Prior to 1985, Dr. Hulick was director of transmitter products development at the Broadcast Products Division of Harris Corporation and president of Electronic Research Corporation.

     ROBERT F. RAUCCI has served as a Director of the Company since January 18, 1998. Since 1997 Mr. Raucci has been a managing member of Newlight Management, LLC, a technology-oriented private equity management firm. Since 1994 Mr. Raucci has also been president of RAM Investment Corporation ("RAM"). RAM, formed in 1994, makes venture capital investments and advises institutional private equity clients. Before forming RAM, Mr. Raucci spent the preceding 9 years (1985-1994) with Alliance Capital Management Corporation, a global investment management organization at which he was part of a team that managed a portfolio of $300 million in private equity investments including new venture capital partnerships, secondary purchases of existing venture capital investments and direct company investments. Between 1976 and 1985, Mr. Raucci worked for Graphic Scanning Corporation ("GSC"), a publicly traded telecommunications service and manufacturing company. During his employment at GSC, Mr. Raucci held various senior management positions in engineering and technical marketing. Mr. Raucci also serves as a director of Dental Care Alliance Corp.

     BRIAN N. BYRNES, who has been nominated by the Board as a Director of the Company, is president of BNB Communications, Inc., a company which he founded in 1987 and which acts as a consultant to owners and operators of broadcast properties. From 1963 to 1970, he worked as a sales representative and later as regional sales manager with Taft Broadcasting. In 1970 Mr. Byrnes joined Meredith Broadcasting as its national sales manager. From 1972 to 1980, he worked with Peters, Griffin, Woodward, Inc., initially as an account executive and later as vice president representing television stations to national advertisers. In 1980 Mr. Byrnes joined Gillett Communications, Inc. ("Gillett") as vice president and general manager of one of Gillett's affiliated stations, KPWR-TV. In 1981 he was appointed president of Gillett where he worked until 1983 when he left to help form Channel Communications, Inc., a company at which he worked until forming BNB Communications, Inc.

     RONALD R. LANCHONEY has been the Chief Financial Officer of the Company since March 2, 1998. During the one month period prior to that date, Mr. Lanchoney held the position of consulting CFO for the Company, providing financial consulting services to the Company on a part-time basis. As an independent financial consultant, Mr. Lanchoney operated his own management and financial consulting business from August 1996 until joining the Company on a full-time basis in March 1998. From 1978 to mid-1996, Mr. Lanchoney was the executive vice president of I/O Corporation, a company which he co-founded and which is a distributor of advanced technology electrical and electronic control equipment. From 1970 to 1978, Mr. Lanchoney held various positions including division controller with I-T-E Imperial Corporation, a manufacturer of high and low voltage electrical switch gear, distribution and control equipment.

     Directors will serve in such capacity until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Executive officers are elected by the Board of Directors on an annual basis and serve at the discretion of the Board or pursuant to an employment agreement.

BOARD OF DIRECTORS

     The Company's bylaws provide for a Board of Directors comprised of at least one person. The number of directors may be increased or decreased by action of the shareholders or of the directors.

     The Board held two meetings during the fiscal year ended December 31, 1997 at which all directors were present and acted by unanimous written consent on several occasions. The Company does not have a standing audit, compensation or nominating committee, and the directors nominated for election at the Meeting were nominated by the entire Board.

     Directors are reimbursed for travel and other reasonable expenses related to Board meetings. Directors are not paid any fees for attending Board meetings.

EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned by the Company's executive officers (the "Named Executive Officers"), for services provided during the Company's fiscal years ended December 31, 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                        Long-Term             All Other
                                                                                        Compensation         Compensation
                                                Annual Compensation
                                                                                        Securities
                                       Fiscal                                           Underlying
Name and Principal Position             Year             Salary            Bonus        Options (#)

A. Robert Mancuso                       1997            $150,000            None           None
 Chairman of the Board,                 1996            $150,000            None           None             (See description
 President and Chief Executive Officer  1995            $150,000          $104,000        137,500            of auto
                                                                                                             allowance under
                                                                                                             "Employment
                                                                                                              Agreements")


Daniel D. Traynor                       1997            $126,500            None           None                  None
 General Manager and Vice               1996            $126,500            None           None                  None
 President of Acrodyne                  1995            $126,500            None          37,500                 None

Dr. Timothy P. Hulick                   1997            $113,000            None           None                  None
 Vice President - Engineering           1996            $113,000            None           None                  None
 of Acrodyne                            1995            $113,000            None           37,500                None

Ronald R. Lanchoney*                    1997              None              None           None                  None
 Chief Financial Officer                1996              None              None           None                  None


* Mr. Lanchoney was hired as Chief Financial Officer on March 2, 1998 at an annual salary of $80,000. During the one month period prior to that date, Mr.
Lanchoney served as consulting CFO to the Company, providing financial consulting services to the Company on a part-time basis.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     There were no stock option grants made by the Company to the Named Executive Officers during the fiscal year ended December 31, 1997.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                                                                 Number of                     Value of Unexercised
                                                                 Unexercised                   In-The-
                              Shares                             Options At                    Money Options At Year
                             Acquired                            Year-End (#)                  End ($)
                                On              Value
Name                         Exercise (#)       Realized ($)     Exercisable (E)/             Exercisable (E)/
                                                                 Unexercisable (U)             Unexercisable (U)

A. Robert Mancuso               -                   -            E   237,500                   E  $0
                                                                 U      0                      U  $0

Daniel D. Traynor               -                   -            E    37,500                   E  $0
                                                                 U      0                      U  $0

Dr. Timothy P. Hulick           -                   -            E    37,500                   E  $0
                                                                 U      0                      U  $0

EMPLOYMENT AGREEMENTS

     Effective as of October 24, 1997, the Board of Directors caused the Company to renew its existing employment agreement with Mr. Mancuso. Mr. Mancuso's employment agreement continues to be subject to successive two year renewal terms and entitles Mr. Mancuso, among other things, to a minimum base salary of $150,000 per year and to a bonus equal to the greater of (i) 5% of the Company's earnings before interest and taxes ("EBIT") for each year or (ii) 10% of the difference between EBIT for the year of the bonus and the previous year's EBIT. Pursuant to the initial terms of his employment agreement, Mr. Mancuso was granted an option to purchase 100,000 shares of Common Stock at an exercise price of $3.00 per share, of which 33,333 vested on each of January 1, 1995 and 1996 and 33,334 vested on January 1, 1997. Mr. Mancuso was also granted additional options to purchase 137,500 shares of Common Stock pursuant to the Company's 1993 stock option plan (the "1993 Stock Option Plan") at an exercise price of $3.50, of which 100,000 and 37,500 options vested on October 14, 1995 and June 9, 1996, respectively. The Company also provides Mr. Mancuso with an automobile allowance of $900 per month. Mr. Mancuso's employment agreement includes a non-competition obligation that extends for two years following the expiration of the agreement or the earlier termination of his employment.

     Effective as of October 24, 1997, the Board of Directors also caused the Company to renew its existing employment agreements with Mr. Traynor as Vice President and General Manager of Acrodyne and Dr. Hulick as Vice President-Engineering of Acrodyne, in each case for an additional two year period. Pursuant to their respective employment agreements, Dr. Hulick receives a base salary of $113,000 and Mr. Traynor receives a base salary of $126,500. Each of Dr. Hulick and Mr. Traynor is also entitled to an annual bonus of up to 70% of their respective base salaries based upon a schedule of earnings before taxes as a percentage of budgeted earnings before taxes.

     Pursuant to the terms of their respective employment agreements, each of Messrs. Mancuso and Traynor and Dr. Hulick are entitled, upon a termination without cause, to a severance payment in an amount equal to base salary for the then remaining term of such employment agreement plus one additional year thereafter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of shares of Common Stock, as of April 30, 1998, and 8% Preferred Stock, as of the same date, by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock or 8% Preferred Stock, (ii) each director, (iii) each director nominee, (iv) the Named Executive Officers and (v) all directors and officers as a group:

  (1)                                 (2)                                       (3)                     (4)
                                                                            Amount & Nature
                                 Name & Address of                          of Beneficial             Percent
Title of Class                   Beneficial Owner (A)                        Ownership                of Class

Common Stock                    Scorpion-Acrodyne                           605,000 shares (b)         11.03%
                                Investors, LLC
Common Stock                    A. Robert Mancuso                           292,500 shares (c)          5.26%

Common Stock                    Daniel D. Traynor                           185,460 shares (d)          3.46%

Common Stock                    Martin J. Hermann                            43,000 shares              0.81%
Common Stock                    Dr. Timothy P. Hulick                       103,840 shares              1.94%

Common Stock                    Brian N. Byrnes                               3,500 shares              0.07%

All officers and directors as a                                             628,300 shares             11.16%
group (5 persons)(f)

8% Preferred Stock              Furst Associates                              3,075 shares             47.31%
8% Preferred Stock              Eagle Partners                                1,650 shares             25.38%
8% Preferred Stock              FM Partners                                   1,275 shares             19.62%
8% Preferred Stock              Dynamic Value Partners                          500 shares              7.69%

----------------------

         (a) The address of Scorpion-Acrodyne Investors, LLC ("SAI") is 505 Park
Avenue, New York, New York 10022. The address of Messrs. Mancuso and Traynor and
Dr. Hulick is c/o the Company, 516 Township Line Road, Blue Bell, Pennsylvania
19422. The address of Mr. Hermann is 725 Glen Cove Avenue, Glen Head, New York
11545. The address of Mr. Byrnes is 134 N. Dearborn Parkway, Chicago, Illinois
60610. The address of Furst Associates, Eagle Partners and FM Partners is Suite
105, 621 E. Germantown Pike, Plymouth Valley, Pennsylvania 19401. The address of
Dynamic Value Partners is 1959 Fourth Street, South Naples, Florida 34102.

         (b) Based solely on the Company's review of a filing made by SAI on
Schedule 13D, dated as of March 4, 1998. Includes 440,000 shares of common stock owned by SAI and 165,000 shares of common stock issuable to SAI upon exercise of outstanding warrants exercisable within 60 days after the date of this Proxy
Statement. Arabella, S.A., which was also a reporting person with respect to such Schedule 13D, is described in such Schedule 13D as being an 81.82% member of SAI.

         (c) Includes 237,500 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Mancuso consisting of (i) 137,500 shares of Common Stock issuable pursuant to the 1993 Stock Option Plan, of which 100,000 and 37,500 options vested on October 14, 1995 and June 9, 1996, respectively and
(ii) 100,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the terms of Mr. Mancuso's employment agreement, of which 33,333 options vested on January 1, 1995 and 1996 and 33,334 options vested on January
1, 1997.

         (d) Includes 37,500 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Traynor pursuant to the 1993 Stock Option Plan, all of which vested on June 9, 1996.

         (e) Includes 37,500 shares of Common Stock issuable upon the exercise of stock option granted to Dr. Hulick pursuant to the 1993 Stock Option Plan, all of which vested on June 9, 1996.

         (f) Reflects beneficial ownership of Common Stock, including options exercisable for 312,500 shares of Common Stock within 60 days after the date of this Proxy Statement. None of the officers or directors of the Company beneficially owns any shares of the 8% Preferred Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Any future transactions between the Company and any affiliate thereof will be on terms no less favorable to the Company than those which are generally available from unaffiliated third parties and must be ratified by a majority of independent members of the Company's Board of Directors who do not have an interest in such transaction.

     As of October 24, 1997, the Company entered into a financial consulting agreement (the "Scorpion Agreement") with Scorpion Holdings, Inc. ("Scorpion"). Scorpion has been retained by the Company to provide financial management and strategic planning services and to arrange private and public financing, as well as to review and analyze potential acquisition candidates. Pursuant to the Scorpion Agreement, an annual consulting fee of $120,000 is paid by the Company to Scorpion in 12 equal monthly installments of $10,000. The Scorpion Agreement may be terminated by either party at any time with 60 days prior notice.

     Since August 1997, BNB Communications, Inc. ("BNB"), of which Brian N. Byrnes is president and sole shareholder, has been providing consulting services to the Company pursuant to the terms of an agreement which may be cancelled by either the Company or BNB upon 90 days prior notice. BNB advises the Company on various matters including sales and marketing. The Company pays a consulting fee to BNB of $5,000 per month for such services.

                          PROPOSAL II - RATIFICATION OF
                        PRICE WATERHOUSE LLP AS AUDITORS

     Subject to shareholder ratification, the Board of Directors has reappointed the firm of Price Waterhouse LLP ("Price Waterhouse") as the Company's independent auditors to examine the Company's financial statements for the fiscal year ended December 31, 1997. Price Waterhouse has served as the Company's independent auditors since the Company's inception in May 1991. The Board of Directors recommends that shareholders vote FOR such ratification. Ratification of the appointment of auditors would require a majority of the votes cast thereon. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote. If the shareholders do not ratify this appointment, other independent auditors will be considered by the Board.

     Representatives of Price Waterhouse are expected to attend the Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

     During the fiscal year ended December 31, 1997, Price Waterhouse also examined the financial statements of the Company's wholly-owned subsidiary, Acrodyne Industries, Inc., and provided other audit services to the Company and its subsidiaries in connection with filings with the Securities and Exchange Commission (the "SEC") and provided tax services.

                       BOARD OF DIRECTORS' RECOMMENDATIONS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSALS.

                             SHAREHOLDERS PROPOSALS

     Shareholders who wish to present proposals at the 1999 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this proxy statement. Proposals must be received no later than January 11, 1999 for inclusion in next year's proxy statement and proxy card.

                         ANNUAL REPORT ON FORM 10-KSB/A

     Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company's Annual Report on Form 10-KSB/A filed with the Commission for the year ended December 31, 1997. This request should be directed to the Corporate Secretary, Acrodyne Communications, Inc., 516 Township Line Road, Blue Bell, PA 19422.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Directors, executive officers and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on a review of the copies of such reports furnished to the Company, or written representations that no Form 5 was required, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis during the past fiscal year.

                               GENERAL INFORMATION

     The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, without additional compensation, solicit proxies either personally or by telephone, telegram or special letter.

     At this time, the Board knows of no other business that will come before the Meeting. However, if any other matters properly come before the Meeting, the persons named as Proxies will vote on any such matters in accordance with their best judgment.

                                        By Order of the Board of Directors

                                        Martin J. Hermann, Secretary

May 11, 1998